                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2003-A

                             NOTEHOLDERS' STATEMENT

            pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: October 25, 2004
                   -----------------


(i)      Amount of principal being paid or distributed in respect of the CLASS I-A-1 Notes:                    $13,668,981.81
                                                                                                               ---------------
           (        $0.00012775943  per $1,000 original principal amount of Class I-A-1 Notes)
            -----------------------

(ii)     Amount of principal being paid or distributed in respect of the CLASS I-A-2 Notes:                             $0.00
                                                                                                               ---------------
           (        $0.00000000000  per $1,000 original principal amount of Class I-A-2 Notes)
            -----------------------

(iii)    Amount of principal being paid or distributed in respect of the CLASS I-B Notes:                               $0.00
                                                                                                               ---------------
           (        $0.00000000000  per $1,000 original principal amount of Class I-B Notes)
            -----------------------

(iv)     Amount of principal being paid or distributed in respect of the CLASS II-A-1 Notes:                   $16,591,262.86
                                                                                                               ---------------
           (        $0.00008578730  per $1,000 original principal amount of Class II-A-1 Notes)
            -----------------------

(v)      Amount of principal being paid or distributed in respect of the CLASS II-A-2 Notes:                            $0.00
                                                                                                               ---------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-A-2 Notes)
            -----------------------

(vi)     Amount of principal being paid or distributed in respect of the CLASS II-A-3 Notes:                            $0.00
                                                                                                               ---------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-A-3 Notes)
            -----------------------

(vii)    Amount of principal being paid or distributed in respect of the CLASS II-B Notes:                              $0.00
                                                                                                               ---------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-B Notes)
            -----------------------

(viii)   Amount of interest being paid or distributed in respect of the CLASS I-A-1 Notes:                        $237,001.97
                                                                                                               ---------------
           (        $0.00000221518  per $1,000 original principal amount of Class I-A-1 Notes)
            -----------------------

(ix)     Amount of interest being paid or distributed in respect of the CLASS I-A-2 Notes:                      $1,417,949.87
                                                                                                               ---------------
           (        $0.00000485333  per $1,000 original principal amount of Class I-A-2 Notes)
            -----------------------

(x)      Amount of interest being paid or distributed in respect of the CLASS I-B Notes:                           $75,235.51
                                                                                                               ---------------
           (        $0.00000609194  per $1,000 original principal amount of Class I-B Notes)
            -----------------------

(xi)     Amount of interest being paid or distributed in respect of the CLASS II-A-1 Notes:                       $675,465.78
                                                                                                               ---------------
           (        $0.00000349258  per $1,000 original principal amount of Class II-A-1 Notes)
            -----------------------

(xii)    Amount of interest being paid or distributed in respect of the CLASS II-A-2 Notes:                       $746,958.33
                                                                                                               ---------------
           (        $0.00000497972  per $1,000 original principal amount of Class II-A-2 Notes)
            -----------------------

(xiii)   Amount of interest being paid or distributed in respect of the CLASS II-A-3 Notes:                     $1,381,523.33
                                                                                                               ---------------
           (        $0.00000538417  per $1,000 original principal amount of Class II-A-3 Notes)
            -----------------------

(xiv)    Amount of interest being paid or distributed in respect of the CLASS II-A-IO Notes:                       $81,075.31
                                                                                                               ---------------
           (        $0.00000031597  per $1,000 original principal amount of Class II-A-IO Notes)
            -----------------------

(xv)     Amount of interest being paid or distributed in respect of the CLASS II-B Notes:                         $174,821.62
                                                                                                               ---------------
           (        $0.00000553583  per $1,000 original principal amount of Class II-B Notes)
            -----------------------


(xvi)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining
         (if any):

         (1) Distributed to Class I-A-1 Noteholders:                                    $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class I-A-1 Notes)
            -----------------------
         (2) Distributed to Class I-A-2 Noteholders:                                    $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class I-A-2 Notes)
            -----------------------
         (3) Distributed to Class I-B Noteholders:                                      $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class I-B Notes)
            -----------------------
         (4) Distributed to Class II-A-1 Noteholders:                                   $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-A-1 Notes)
            -----------------------
         (5) Distributed to Class II-A-2 Noteholders:                                   $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-A-2 Notes)
            -----------------------
         (6) Distributed to Class II-A-3 Noteholders:                                   $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-A-3 Notes)
            -----------------------
         (7) Distributed to Class II-B Noteholders:                                     $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-B Notes)
            -----------------------
         (8) Balance on Class I-A-1 Notes:                                              $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class I-A-1 Notes)
            -----------------------
         (9) Balance on Class I-A-2 Notes:                                              $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class I-A-2 Notes)
            -----------------------
        (10) Balance on Class I-B Notes:                                                $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class I-B Notes)
            -----------------------
        (11) Balance on Class II-A-1 Notes:                                             $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-A-1 Notes)
            -----------------------
        (12)Balance on Class II-A-2 Notes:                                              $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-A-2 Notes)
            -----------------------
        (13)Balance on Class II-A-3 Notes:                                              $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-A-3 Notes)
            -----------------------
        (14)Balance on Class II-B Notes:                                                $0.00
                                                                             -----------------
           (        $0.00000000000  per $1,000 original principal amount of Class II-B Notes)
            -----------------------

(xvii)  (X) Payments made under the Group I Basis Rick Cap Agreement on such date:
           (                 $0.00  with respect to the Class I-A-1 Notes,
            -----------------------
                             $0.00  with respect to Class I-A-2 Notes, and
            -----------------------
                             $0.00  with respect to Class I-B Notes), and
            -----------------------
        (Y) payments made under the Group II Basis Risk Cap Agreement on such date:
           (                 $0.00  with respect to Class II-A-1 Notes and
            -----------------------
                             $0.00  with respect to the Class II-A-2 Notes); and
            -----------------------
                             $0.00  with respect to the Class II-A-3 Notes); and
            -----------------------
                             $0.00  with respect to Class II-B Notes), and
            -----------------------
            the total outstanding amount owed to the Cap Provider:
                             $0.00  with respect to the Group I Basis Risk Cap Agreement and
            -----------------------
                             $0.00  with respect to the Group II Basis RiskCap Agreement.
            -----------------------

(xviii) (X) GROUP I POOL BALANCE at the end of the related Collection Period:                            $337,115,638.50       and
                                                                                                        -----------------
        (Y) GROUP II POOL BALANCE at the end of the related Collection Period:                           $565,442,665.15
                                                                                                        ------------------

(xix)   After giving effect to distributions on this Distribution Date:
        (a)             (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                    $41,483,383.58
                                                                                             --------------------

                        (2) Pool Factor for the Class I-A-1 Notes:                           0.387731400
                                                                                         ---------------
        (b)             (1) outstanding principal amount of CLASS I-A-2 Notes:                   $292,160,000.00
                                                                                             --------------------
                        (2) Pool Factor for the Class I-A-2 Notes:                           1.000000000
                                                                                         ---------------
        (c)             (1) outstanding principal amount of CLASS I-B Notes:                      $12,350,000.00
                                                                                             --------------------
                        (2) Pool Factor for the Class I-B Notes:                             1.000000000
                                                                                         ---------------
        (d)             (1) outstanding principal amount of CLASS II-A-1 Notes:                  $131,042,567.32
                                                                                             --------------------
                        (2) Pool Factor for the Class II-A-1 Notes:                          0.677572700
                                                                                         ---------------
        (e)             (1) outstanding principal amount of CLASS II-A-2 Notes:                  $150,000,000.00
                                                                                             --------------------
                        (2) Pool Factor for the Class II-A-2 Notes:                          1.000000000
                                                                                         ---------------
        (f)             (1) outstanding principal amount of CLASS II-A-3 Notes:                  $256,590,000.00
                                                                                             --------------------
                        (2) Pool Factor for the Class II-A-3 Notes:                          1.000000000
                                                                                         ---------------
        (g)             (1) outstanding notional principal amount of CLASS II-A-IO Notes:        $256,590,000.00
                                                                                             --------------------
        (h)             (1) outstanding notional principal amount of CLASS II-B Notes:            $31,580,000.00
                                                                                             --------------------
                        (2) Pool Factor for the Class II-B Notes:                            1.000000000
                                                                                         ---------------


(xx)    NOTE INTEREST RATE for the Notes:
        (a)   In general:
                        (1) Three-Month LIBOR
                            for the period from the previous Distribution Date to this Distribution Date was        1.66000%
                                                                                                                    ---------

                        (2) the Student Loan Rate was for Group I:           4.50420%           and Group II:    7.20392%
                                                                           ----------                          ----------
        (b)   Note Interest Rate for the CLASS I-A-1 Notes:                  1.70000%   based on   Three-Month LIBOR
                                                                           ----------              ----------------------
        (c)   Note Interest Rate for the CLASS I-A-2 Notes:                  1.92000%   based on   Three Month LIBOR
                                                                           ----------              ----------------------
        (d)   Note Interest Rate for the CLASS I-B Notes:                    2.41000%   based on   Three-Month LIBOR
                                                                           ----------              ----------------------
        (e)   Note Interest Rate for the CLASS II-A-1 Notes:                 1.81000%   based on   Three-Month LIBOR
                                                                           ----------              ----------------------
        (f)   Note Interest Rate for the CLASS II-A-2 Notes:                 1.97000%   based on   Three Month LIBOR
                                                                           ----------              ----------------------
        (g)   Note Interest Rate for the CLASS II-A-3 Notes:                 2.13000%   based on   Three-Month LIBOR
                                                                           ----------              ----------------------
        (h)   Note Interest Rate for the CLASS II-B Notes:                   2.19000%   based on   Three Month LIBOR
                                                                           ----------              ----------------------
        (i)   Note Interest Rate for the CLASS II-A-IO Notes:                0.12500%  per annum   I/O Rate
                                                                           ----------              ----------------------


(xxi)   Amount of MASTER SERVICING FEE for related Collection Period:
                         $423,154.22 with respect to the GROUP I Student Loans and
              -----------------------
                         $713,148.08 with respect to the GROUP II Student Loans
              -----------------------
             (        $0.00000395508 per $1,000 original principal amount of Class I-A-1 Notes,
              -----------------------
                      $0.00000144836 per $1,000 original principal balance of Class I-A-2 Notes
              -----------------------
                      $0.00003426350 per $1,000 original principal balance of Class I-B Notes,
              -----------------------
                      $0.00000368743 per $1,000 original principal balance of Class II-A-1 Notes and
              -----------------------
                      $0.00000475432 per $1,000 original principal balance of Class II-A-2 Notes);
              -----------------------
                      $0.00000277933 per $1,000 original principal balance of Class II-A-3 Notes and
              -----------------------
                      $0.00002258227 per $1,000 original principal balance of Class II-B Notes);
              -----------------------


(xxii)  Amount of ADMINISTRATION FEE for related Collection Period:
                           $1,141.22 with respect to the GROUP I Notes and
              -----------------------
                           $1,858.78 with respect to the GROUP II Notes
              -----------------------
             (        $0.00000001067 per $1,000 original principal amount of Class I-A-1 Notes,
              -----------------------
                      $0.00000000391 per $1,000 original principal balance of Class I-A-2 Notes
              -----------------------
                      $0.00000009241 per $1,000 original principal balance of Class I-B Notes,
              -----------------------
                      $0.00000000961 per $1,000 original principal balance of Class II-A-1 Notes and
              -----------------------
                      $0.00000001239 per $1,000 original principal balance of Class II-A-2 Notes);
              -----------------------
                      $0.00000000724 per $1,000 original principal balance of Class II-A-3 Notes and
              -----------------------
                      $0.00000005886 per $1,000 original principal balance of Class II-B Notes);
              -----------------------


(xxiii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                               $0.00 with respect to the GROUP I Student Loans and
              -----------------------
                               $0.00 with respect to the GROUP II Student Loans
              -----------------------
         (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                          with respect to the GROUP I Student Loans
                                                                                         # of
                                                                                         Loans              $ Amount
              30-60 Days Delinquent                                                        591               $4,958,582
              61-90 Days Delinquent                                                        333               $3,140,796
              91-120 Days Delinquent                                                       194               $1,164,739
              More than 120 Days Delinquent                                                642               $3,200,562
              Claims Filed Awaiting Payment                                                 95                $632,896

                          and with respect to the GROUP II Student Loans.
                                                                                         # of
                                                                                         Loans             $ Amount
              30-60 Days Delinquent                                                      1,818               $17,294,467
              61-90 Days Delinquent                                                        906               $8,833,387
              91-120 Days Delinquent                                                       651               $5,523,337
              More than 120 Days Delinquent                                                758               $4,370,549
              Claims Filed Awaiting Payment                                                174               $1,454,341

(xxiv)   Amount in the GROUP I PRE-FUNDING Account:                                         $8,016,659.31
                                                                                       -------------------
(xxv)    Amount remaining in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred
         to the Group II Other Student Loan Pre-Funding Sub-Account:                                $0.00
                                                                                       -------------------
(xxvi)   Amount in the GROUP II PRE-FUNDING Account:                                          $829,723.21
                                                                                       -------------------
(xxvii)  Amount remaining in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred
         to the Group I Other Student Loan Pre-Funding Sub-Account:                                 $0.00
                                                                                       -------------------
(xxviii) Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                                              $0.00
                                                                                       -------------------
(xxix)   Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                                              $0.00
                                                                                       -------------------
(xxx)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date           $102,879.32
                                                                                                          -----------
(xxxi)   Amount received from the Securities Insurer with respect to Group II Insured Notes Guaranty
         Insurance Policy                                                                           $0.00
                                                                                       -------------------
(xxxii)  Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to
         the Group II Insured Notes Guaranty Insurance Policy                                       $0.00
                                                                                       -------------------
(xxxiii) With respect to the GROUP I INTEREST RATE SWAP:
         the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                         $68,101.87 ;
                                                                                                                        ----------
         the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                           $0.00 ;
                                                                                                                        ----------
         the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                               $0.00 ;
                                                                                                       -----------------
         the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                               $0.00 ;
                                                                                                       -----------------
         and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                                $0.00
             -------------------------
                                                                                                       -------------------
(xxxiv)  the Class I-A-1 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:                 $0.00  ;
                                                                                                       -------------------
         the Class I-A-2 Basis Rick Cap Payment paid to the Cap Provider on such Distribution Date:                 $0.00  ;
                                                                                                       -------------------
         Class I-B Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:                   $0.00  ;
                                                                                                       ----------------
         Class II-A-1 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date                 $0.00  ; and
                                                                                                       ----------------
         Class II-A-2 Basis Risk Cap Cap Payment paid to the Cap Provider on such Distribution Date:            $0.00  .
                                                                                                       ----------------
         Class II-A-3 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date                 $0.00  ; and
                                                                                                       ----------------
         Class II-B Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:                  $0.00  .
                                                                                                       ----------------